PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”) dated as of March 7, 2012, made by Hartlab LLC, an Illinois limited liability company with offices at 391 Quadrangle Drive Suite N9, Bolingbrook, IL 60440 (the “Pledgor”), in favor of Synthetic Biologics, Inc., a Nevada corporation with offices at 3985 Research Park Drive, Suite 200, Ann Arbor, MI (the “Secured Creditor”).

WHEREAS, pursuant to a Membership Purchase Agreement, dated the date hereof (the “MPA”), the Secured Creditor is selling, and the Pledgor is buying, one hundred percent (100%) of the membership interests in Adeona Clinical Laboratory, LLC, an Illinois limited liability company (the “Company”), in exchange for a secured promissory note , dated the date hereof, in the amount of Seven Hundred Thousand Dollars ($700,000) issued by Pledgor to the order of the Secured Creditor (the “Note”); and

WHEREAS, it is condition precedent to the closing of the MPA by the Secured Creditor that the Pledgor shall have executed and delivered to the Secured Creditor a pledge and security agreement providing for the pledge and grant to the Secured Creditor of a security interest in the collateral identified and defined below, and obtained the Company’s limited, non-recourse, guaranty of the Note for the benefit of Secured Creditor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Creditor to close the MPA, the Pledgor hereby agrees with the Secured Creditor as follows:

SECTION 1. Definitions. All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code (the “Code”) currently in effect in the State of Illinois and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2.  Pledge and Grant of Security Interest. (a) As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges, assigns and grants to the Secured Creditor a continuing security interest in the following collateral: all of the assets of the Company, including, but not limited to, those listed on Schedule A and all of the inventory, equipment, purchase orders, chattel paper, accounts, instruments and general intangibles, whether any of the foregoing is owned now or acquired later, and all accessions, additions, replacements and substitutions relating to any of the foregoing (including insurance, general intangibles and accounts proceeds) and all proceeds of the foregoing; in each case, howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise, the “Pledged Collateral”).

(b)          The Pledgor hereby represents and warrants to Secured Creditor as follows:

(i)          The Pledged Collateral is not pledged to secure any indebtedness other than the Note;

(ii)         The execution, delivery, and performance of the Pledgor of this Agreement will not violate any provision of law, any order of any court or other agency of government, or any agreement or other instrument to which the Pledgor is a party or by which the Pledgor is bound, or be in conflict with, result in a breach of or constitute (with due notice, lapse of time, or both) a default under any such agreement or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property of assets of the Pledgor, except as contemplated by the provisions of this Agreement; and

(iii)        This Agreement constitutes the legal, valid and binding obligation of the Pledgor and is enforceable against the Pledgor in accordance with the terms hereof.

SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”):

(a)         the prompt payment by the Pledgor, as and when due and payable, of all amounts owing by it in respect of the Note; and

(b)         the due performance and observance by the Pledgor of all of its other obligations from time to time existing under this Agreement.

SECTION 4.  Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Secured Creditor shall otherwise consent in writing:

(a)          keep adequate records concerning the Pledged Collateral and permit the Secured Creditor or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(b)         at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Creditor may request in order to (i) perfect and protect the security interest created hereby; (ii) enable the Secured Creditor to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; or (iii) otherwise effect the purposes of this Agreement; and

(c)         not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral, except for the security interest created hereby.

SECTION 5.  Additional Provisions Concerning the Pledged Collateral.

(a)        The Pledgor hereby authorizes the Secured Creditor to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

(b)        The Pledgor hereby irrevocably appoints the Secured Creditor as its attorney-in-fact and proxy, with full authority in the place and stead of it and in its name or otherwise, from time to time in the Secured Creditor's discretion, to take any action and to execute any instrument which the Secured Creditor may deem necessary or advisable to accomplish the purpose of this Agreement.

SECTION 6. Remedies Upon Default. If any Event of Default under the Note shall have occurred and be continuing:

(a)         The Secured Creditor may, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of Illinois, and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale at such price or prices and on such other terms as the Secured Creditor may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least five days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Creditor shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Creditor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)         All cash proceeds received by the Secured Creditor in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Secured Creditor, be held by the Secured Creditor as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Creditor against, all or any part of the Obligations pro rata as to the principal amount of the Note. Any surplus of such cash or cash proceeds held by the Secured Creditor and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor to such person as may be lawfully entitled to receive such surplus.

(c)         In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Creditor is legally entitled, the Pledgor shall remain liable for the deficiency and the Secured Creditor shall retain all rights to collect on such Obligations provided by applicable law.

SECTION 7. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, faxed or delivered, if to the Pledgor, to it at the Pledgor’s address set forth above; and if to the Secured Creditor, to it at the address set forth above; or as to any of such parties at such other address as shall be designated by such parties in a written notice to the other parties hereto complying as to delivery with the terms of this Section 7. All such notices and other communications shall be effective (i) if mailed, when deposited in the mails, (ii) if faxed, when the facsimile transmission is acknowledged as received, or (iii) if delivered, upon delivery.

SECTION 8. Miscellaneous.

(a)        No amendment of any provisions of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Secured Creditor, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Secured Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)        No failure on the part of the Secured Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Creditor provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(c)        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceabilty without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision on any other jurisdiction.

(d)       This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the obligations and (ii) be binding on the Pledgor and each of its assigns and shall inure, together with all rights and remedies of the Secured Creditor hereunder, to the benefit of the Secured Creditor and its successors, transferees and assigns.

(e)        Upon the satisfaction in full of the Obligations: (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Secured Creditor will, upon the Pledgor's request at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

(f)        This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of Illinois. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in Illinois. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in Illinois shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

PLEDGOR

HARTLAB LLC

By:	/s/ Narayan Torke
Name: Narayan Torke
Title: Managing Member

SECURED CREDITOR

SYNTHETIC BIOLOGICS, INC.

By:	/s/ Jeffrey Riley
Name: Jeffrey Riley
Title: President and CEO

ACKNOWLEDGED AND AGREED

To secure its guarantee of the Note of even date herewith, the undersigned hereby acknowledges and irrevocably agrees as provided above to the pledge of its assets as collateral for the Note to the same extent as if the undersigned were the named Pledgor hereunder and, as such, hereby agrees to execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate or otherwise perform the transactions contemplated by this Agreement.

ADEONA CLINICAL LABORATORY, LLC

By:	/s/ Narayan Torke
Name: Narayan Torke
Title: Managing Member

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